John Hancock Equity Funds

Supplement to the Class A, Class B and Class C Prospectus

dated May 1, 2007

John Hancock Multi Cap Growth Fund

On September 11, 2007, the Trustees of John Hancock Multi Cap Growth Fund (the “Fund”) voted to recommend that the shareholders of the Fund approve a tax-free reorganization of the Fund into John Hancock Mid Cap Equity Fund (“Mid Cap Equity Fund”), another John Hancock Fund within the John Hancock Fund Complex, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on December 19, 2007, the Fund would transfer all of its assets and liabilities to Mid Cap Equity Fund in a tax-free exchange for shares of equal value of Mid Cap Equity Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to the Fund’s shareholders on or about November 1, 2007.

September 27, 2007